UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Current Report on Form 8-K/A of Freedom Holding Corp. (the “Company”) amends the Current Report on Form 8-K dated May 18, 2021, filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2021, (the “Original Report”) to correct an inadvertent typo in the year certain restricted stock grants may vest to Askar Tashtitov and Evgeniy Ler, executive officers of the Company. The Original Report reflected a vesting date of May 18, 2023, for 10,600 shares granted to Mr. Tashtitov and 8,000 shares granted to Mr. Ler. The correct date is May 18, 2024. The corrected table is set forth below:

	Shares of Common Stock
Vesting Date	Tashtitov	Ler
May 18, 2023	14,579	9,379
May 18, 2024	10,600	8,000
May 18, 2025	10,600	8,000
May 18, 2026	10,600	8,000

Except as described herein, no other disclosures in the Original Report are being amended hereby.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: June 21, 2021	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer

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